FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is entered into as of October 23, 1997 by and between JAY JACOBS, INC., a Washington corporation ("Borrower"), J.J. DISTRIBUTION COMPANY, a Washington corporation ("Distribution"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), with respect to the following facts:

                                    RECITALS

     A. Borrower, Distribution and Lender have entered into that certain Loan and Security Agreement dated as of August 29, 1997 (the "Loan Agreement"), pursuant to which Lender agreed to make certain financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Loan Agreement.

     B. Borrower and Distribution have requested that Lender make certain modifications to the Loan Agreement, and Lender is willing to make such modifications upon the terms and conditions set forth in this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing Recitals which are hereby incorporated into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Acknowledgment of Debt. Borrower and Distribution acknowledge and agree that, as of October 22, 1997, Borrower was indebted to Lender for outstanding Revolving Credit Advances in the aggregate amount of $7,211,895.72 and outstanding Letter of Credit Obligations in the aggregate amount of $175,114, plus accrued interest and all fees and costs incurred by Lender but not billed. Each of Borrower and Distribution confirm and represent that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such indebtedness or to its obligations arising under the Loan Documents, including, with respect to Distribution, its Guaranty, which Guaranty Distribution hereby ratifies and reaffirms.

     2. Amendment to Loan Agreement.

          2.1 The following definition of "Additional Advance" is hereby added to Schedule A to the Loan Agreement:

          "Additional Advance" shall mean $500,000; provided, that upon the earlier of (i) December 19, 1997 and (ii) the date that Borrower receives an aggregate

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     cash equity contribution (net of any customary fees or expenses, including fees to investment bankers) of $500,000 or more, in each case including all times thereafter, the "Additional Advance" shall mean $0.00.

          2.2 The definition of "Borrowing Availability" set forth in Schedule A to the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "Borrowing Availability" shall mean, at any time, the lesser of (i) the Borrowing Base plus the Additional Advance or (ii) the Maximum Amount, in each case less reserves established by Lender from time to time.

     3. Amendment to Open Items Letter. We refer to the letter agreement between Borrower and Lender dated August 29, 1997, wherein Lender waived immediate delivery of certain documents and other information (collectively, the "Open Items") as a condition to the effectiveness of the Loan Agreement and the other Loan Documents. Lender hereby agrees to further extend the time for performance of the Open Items as follows:

          Borrower will deliver to Lender, on or before November 28, 1997, the Bank Direction Letters as required under Item 3.7(c) of the Schedule of Documents.

Borrower's failure to deliver such documents by November 28, 1997 such constitute an Event of Default.

     4. In-Transit Inventory. Borrower has informed Lender that it has not satisfied all of the conditions set forth in clause (i) of paragraph (d) of
Schedule 1.6 to the Loan Agreement with respect to Inventory in transit outside of the United States that is currently in the Borrowing Base. At Borrower's request, Lender hereby agrees to waive satisfaction of such conditions until November 7, 1997. The failure to satisfy such conditions by November 7, 1997 shall constitute and Event of Default; provided, that Lender reserves it right to establish reserves with respect to such Inventory in transit in accordance with Section 1.6 of the Loan Agreement.

     5. Amendment Fee. In consideration of the agreements of Lender set forth in this Amendment, Borrower shall pay to Lender an amendment fee of $50,000 (the "Amendment Fee"), which fee shall be fully earned upon Borrower's execution of this Amendment and payable in two $25,000 installments. The first such installment shall be payable upon Borrower's execution of this Amendment, and the second installment shall be payable upon the earlier of (a) December 1, 1997 and (b) the date that Borrower receives an aggregate cash equity contribution (net of any customary fees or expenses, including fees to investment bankers) of $500,000 or more. Borrower and Distribution agree that Lender is expressly authorized to pay each installment of the Amendment Fee with a Revolving Credit Advance in accordance with Section 1.10 of the Loan Agreement.

     6. Conditions of Effectiveness. This Amendment shall become effective upon Lender's receipt of (a) this Amendment executed by Borrower and Distribution and
(b) the first installment of the Amendment Fee described in paragraph 5 above.

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     7. Representations and Warranties. Each of Borrower and Distribution
represent and warrant as follows: (a) its representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent that a particular representation and warranty by its terms expressly applies only to an earlier date, are true and correct in all material respects as of the date hereof after giving effect to this Amendment; and (b) this Amendment, the Loan Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of each of Borrower and Distribution, enforceable against such Person in accordance with their respective terms.

     8. Miscellaneous.

          8.1 Complete Agreement. The Loan Agreement, as amended by this Amendment, together with the other Loan Documents, constitute the complete agreement between the parties, and supersede any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter thereof.

          8.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.

          8.3 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Washington applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

          8.4 Effect of Amendment. Borrower, Distribution and Lender hereby acknowledge and agree to the following:

               (a) upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the other Loan Documents to the Loan Agreement, "thereunder," "thereof," or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

               (b) the execution, delivery and effectiveness of this Amendment shall not, except to the extent specifically set forth herein, operate as a waiver of any right, power or remedy by Lender under the Loan Agreement or any other Loan Document, or constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents;

               (c) except to the extent specifically amended by the terms of this Amendment, all of the provisions of the Loan Agreement shall remain in full force and effect to the extent in effect on the date hereof; and

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               (d) in the event of any inconsistency between the provisions of this Amendment and any other provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Loan and Security Agreement as of the date first written above.

                                   "Borrower"

                                   JAY JACOBS, INC.


                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------

                                   "Distribution"

                            J.J. DISTRIBUTION COMPANY


                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------


                                   "Lender"

                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By:
                                      -----------------------------------------
                                   Bruce Brown
                                        Duly Authorized Signatory